UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2009

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112 Markham, Ontario		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: 905-479-0654

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes In Registrant’s Certifying Accountant.

On July 21, 2009, Alpha Pro Tech, Ltd. (the “Company”) dismissed its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), and engaged Mayer Hoffman McCann P.C. (“MHM”) to serve as the Company’s independent registered public accounting firm.  The dismissal of PwC and the appointment of MHM were approved by the Company’s Audit Committee.  MHM will review the Company’s quarterly financial statements beginning with the fiscal quarter ended June 30, 2009 and will audit the Company’s financial statements for the fiscal year ending December 31, 2009.

The reports of PwC on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2007 and 2008 and through July 21, 2009, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s consolidated financial statements for such years.  Furthermore, no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) have occurred during the fiscal years ended December 31, 2007 or 2008 and through July 21, 2009.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements made by the Company with respect to PwC set forth above, and, if not, stating the respects in which PwC does not agree.  A copy of PwC’s letter is attached as Exhibit 16 to this Form 8-K.

During the Company’s fiscal years ended December 31, 2007 and 2008 and through July 21, 2009, neither the Company, nor anyone on the Company’s behalf, consulted MHM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated July 24, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: July 24, 2009	By:	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer